UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material under §240.14a-12

Golden Minerals Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee paid previously with preliminary materials

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

   P.O. BOX 8016, CARY, NC 27512-9903

Golden Minerals Company

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 9, 2024

For Stockholders of record as of March 18, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AUMN

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AUMN
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 29, 2024.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/AUMN	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Golden Minerals Company

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Meeting Type:  Annual Meeting of Stockholders

Date:  Thursday, May 9, 2024

Time:  3:00 PM, Mountain Time

Place:   350 Indiana Street, First Floor Conference Center

Golden, CO 80401

SEE REVERSE FOR FULL AGENDA

Golden Minerals Company

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR each of the director nominees; a vote FOR proposals 2, 3, 4 and 5; and a vote of “3 Years” for proposal 6.

PROPOSAL

1.	To elect five directors to hold office until the 2025 annual meeting of stockholders or until their successors are elected;

1.01 Jeffrey G. Clevenger

1.02 Warren M. Rehn

1.03 Deborah J. Friedman

1.04 Kevin R. Morano

1.05 David H. Watkins

2.	To ratify the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock, par value $0.01, from 28,000,000 shares to 100,000,000 shares;

4.	To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares;

5.	To approve, on an advisory basis, the compensation of our named executive officers; and

6.	To approve, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers.